Exhibit 10.21

NONQUALIFIED STOCK OPTION AGREEMENT

HealthPort, Inc. 2009 Omnibus Incentive Plan

AGREEMENT (“Agreement”), dated as of                     , 20     by and between HealthPort, Inc., a Delaware corporation (the “Company”), and                      (the “Participant”).

Preliminary Statement

The Board of Directors of the Company, or a committee appointed by the Board (the “Committee”), to administer the HealthPort, Inc. 2009 Omnibus Incentive Plan (the “Plan”), has authorized this grant of a non-qualified stock option (the “Option”) on [—], 20     (the “Grant Date”) to purchase the number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), set forth below to the Participant, as an Eligible Employee of the Company or a Subsidiary thereof (collectively, the Company and all Subsidiaries of the Company shall be referred to herein as the “Employer”). Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company [—] shares of Common Stock, at a price per share of $[—], which is the Fair Market Value of a share of Common Stock on the Grant Date (the “Option Price”).

3. Vesting and Exercise.

(a) General. Subject to the provisions of Sections 3(b) through 3(d) hereof, the Option shall vest and become exercisable as follows in accordance with the provisions of Section 6.4(c) of the Plan, provided that the Participant has not incurred a Termination prior to each such vesting date:

Vesting Date	Number of Shares
[—] anniversary of the Grant Date	[—]%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date. To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.4(c) and 6.4(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

(b) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the Option at any time.

(c) [Change in Control. The Option shall become fully vested upon the occurrence of a Change in Control so long as the Participant has not incurred a Termination prior to such Change in Control.]

(d) Effect of Detrimental Activity. The provisions of Section 6.4(c) of the Plan regarding Detrimental Activity shall apply to the Option.

4. Option Term. The term of the Option shall be ten (10) years from the Grant Date, subject to earlier termination in the event of the Participant’s Termination as specified in Section 5 hereof.

5. Termination.

Subject to the terms of the Plan and this Agreement, the Option, to the extent vested at the time of the Participant’s Termination, shall remain exercisable as follows:

(a) Termination due to Death, Disability, Retirement. In the event of the Participant’s Termination by reason of death, Disability, or Retirement, the vested portion of the Option shall remain exercisable until the earlier of (i) one (1) year from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof; provided, however, that in the case of a Termination due to Disability or Retirement, if the Participant dies within such one (1) year exercise period, any unexercised Option held by the Participant shall thereafter be exercisable by the legal representative of the Participant’s estate, to the extent to which it was exercisable at the time of death, for a period of one (1) year from the date of death, but in no event beyond the expiration of the stated term of the Option pursuant to Section 4 hereof.

(b) Involuntary Termination Without Cause; Good Reason. In the event of the Participant’s involuntary Termination by the Company without Cause or a Termination by the Participant for Good Reason, the vested portion of the Option shall remain exercisable until the earlier of (i) ninety (90) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(c) Voluntary Termination. In the event of the Participant’s voluntary Termination (other than a voluntary Termination described in Section 5(b) hereof), the vested portion of the Option shall remain exercisable until the earlier of (i) thirty (30) days from the date of such Termination, and (ii) the expiration of the stated term of the Option pursuant to Section 4 hereof.

(d) Termination for Cause. In the event of the Participant’s Termination for Cause or in the event of the Participant’s voluntary Termination (as provided in Section 5(c) hereof) after an event that would be grounds for a Termination for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon such Termination.

(e) Treatment of Unvested Options upon Termination. Any portion of the Option that is not vested as of the date of the Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

6. Restriction on Transfer of Option. No part of the Option shall be Transferred other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be Transferred to a Family Member for no value, provided that such Transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such Transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution or to another Family Member (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to Transfer the Option or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such transfer shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

7. Company Call Rights; Company Right of First Refusal. The Option, and any Common Stock that the Participant acquires upon exercise of the Option, shall be subject to the Company call rights and the Company right of first refusal set forth in Article XIII of the Plan. To ensure that the Common Stock issuable upon exercise of the Option are not Transferred in contravention of the terms of the Plan and this Agreement, and to ensure compliance with other provisions of the Plan and this Agreement, the Company may deposit the certificates evidencing the Common Stock to be issued upon the exercise of the Option with an escrow agent designated by the Company.

8. Legends. Upon exercise of the Option and the issuance of Common Stock hereunder, the Committee may require the Participant to represent to and agree with the Company in writing that the Participant is acquiring the Common Stock without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Common Stock may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for Common Stock delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or any applicable federal, state or other securities law or other applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9. Securities Representations. Upon the exercise of the Option prior to the registration of the Common Stock to be issued hereunder pursuant to the Securities Act or other applicable securities laws, the Participant shall be deemed to acknowledge and make the following representations and warranties and as otherwise may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company hereunder shall be made in reliance upon the express representations and warranties of the Participant:

(a) The Participant is acquiring and will hold the Common Stock to be issued hereunder for investment for the Participant’s account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) The Participant has been advised that the Common Stock to be issued hereunder has not been registered under the Securities Act or other applicable securities laws, on the ground that no distribution or public offering of such Common Stock is to be effected (it being understood, however, that such Common Stock is being issued and sold in reliance on the exemption provided under Rule 701 under the Securities Act), and that such Common Stock must be held indefinitely, unless it is subsequently registered under the applicable securities laws or the Participant obtains an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. In connection with the foregoing, the Company is relying in part on the Participant’s representations set forth in this Section. The Participant further acknowledges and understands that the Company is under no obligation hereunder to register the Common Stock to be issued hereunder.

(c) The Participant is aware of the adoption of Rule 144 by the United States Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. The Participant acknowledges that the Participant is familiar with the conditions for resale set forth in Rule 144, and acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not Transfer the shares of Common Stock deliverable upon exercise of the Option in violation of the Plan, this Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. The Participant agrees that the Participant will not dispose of the Common Stock to be issued hereunder unless and until the Participant has complied with all requirements of the Plan and this Agreement applicable to the disposition of such Common Stock.

(e) The Participant has been furnished with, and has had access to, such information as the Participant considers necessary or appropriate for deciding whether to invest in the Common Stock to be issued hereunder, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of such Common Stock.

(f) The Participant is aware that an investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing the Participant’s financial condition, to hold the Common Stock to be issued hereunder for an indefinite period and to suffer a complete loss of the Participant’s investment in such Common Stock.

10. Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any Common Stock covered by the Option unless and until the Participant has become the holder of record of the Common Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Common Stock, except as otherwise specifically provided for in the Plan.

11. Provisions of Plan Control. This Agreement is subject to all of the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

12. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

13. No Obligation to Continue Employment. This Agreement is not an agreement of employment. This Agreement does not guarantee that the Employer will employ the Participant for any specific time period, nor does it modify in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation at any time.

14. Stockholders Agreement and Other Requirements. As a condition to the issuance of shares of Common Stock upon exercise of the Option, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the shares of Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation and shall be in such form as the Committee may determine in its sole discretion. The Company may require, as a condition of exercise, the Participant to become a party to any other existing shareholder’s agreement (or other agreement).

15. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

16. Withholding of Taxes. The Company shall have the right to require, prior to the issuance or delivery of any Common Stock hereunder, payment by the Participant of, any Federal, state, local or foreign taxes required by law to be withheld. Any statutorily required withholding obligation with regard to the Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable upon exercise of the Option or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

18. Counterparts. This Agreement may be executed with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

19. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

HEALTHPORT, INC.

By:

Name:

Title:

PARTICIPANT

Name:

Social Security Number: